                                                                    EXHIBIT 10.4

                        AGREEMENT AND PLAN OF MERGER OF
                          DISTRIBUTION SCIENCES, INC.
                                 WITH AND INTO
                                LOGILITY, INC.

       This Agreement and Plan of Merger (the "Agreement") is made and entered into as of the 5th day of August, 1997 by and between LOGILITY, INC., a Georgia corporation ("Logility"), and DISTRIBUTION SCIENCES, INC., a Georgia corporation ("DSI") (Logility and DSI being hereinafter sometimes collectively referred to as the "Constituent Corporations").

                             W I T N E S S E T H:

       WHEREAS, Logility is a corporation organized under the laws of the State of Georgia with its principal office located at 470 East Paces Ferry Road, Atlanta, Georgia 30305;

       WHEREAS, Logility has authorized capital stock consisting of 20,000,000 shares of common stock, having no par value (the "Logility Common Stock"), of which 1,000 shares are issued and outstanding;

       WHEREAS, DSI is a corporation organized under the laws of the State of Georgia with its principal office located at 470 East Paces Ferry Road, Atlanta, Georgia 30305;

       WHEREAS, DSI has authorized capital stock consisting of 10,000 shares of common stock, $ .10 par value (the "DSI Common Stock"), of which 500 shares are issued and outstanding;

       WHEREAS, the laws of the State of Georgia permit a merger of the Constituent Corporations;

       WHEREAS, all of the issued and outstanding shares of DSI are held by American Software USA, Inc., a Georgia corporation ("USA");

       WHEREAS, all of the issued and outstanding shares of USA and of Logility are held by American Software, Inc., a Georgia corporation ("ASI"); and

       WHEREAS, the Boards of Directors of each of the Constituent Corporations have determined that it is advisable and for the benefit of each of the Constituent Corporations and of USA and ASI that DSI be merged with and into Logility on the terms and conditions hereinafter set forth, and by resolutions duly adopted have adopted the terms and conditions of this Agreement; and directed that the proposed merger be submitted to USA and ASI, as the sole shareholders of DSI and Logility, respectively, and recommended to each such shareholder approval of the terms and conditions hereinafter set forth.

       NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants contained herein, it is agreed by and between the parties hereto, subject to the conditions hereinafter set forth and in accordance with the Georgia Business Corporation Code (the "Code"), that DSI shall be and hereby is, at the Effective Date (as hereinafter defined), merged with and into Logility (with Logility subsequent to such merger being hereinafter sometimes referred to as the "Surviving Corporation"), with the corporate existence of the Surviving Corporation to be continued under the name "Logility, Inc.", and that the terms and conditions of the merger hereby agreed upon, the mode of carrying the same into effect, and the manner of converting shares are and shall be as follows:

                                   Section 1

                                    Merger

       1.1. On the Effective Date, DSI shall be merged with and into Logility, Logility shall continue in existence and the merger shall in all respects have the effect provided for in Section 14-2-1106 of the Georgia Business Corporation Code.

       1.2. Without limiting the foregoing, on and after the Effective Date, the separate existence of DSI shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment (including but not limited to the rights of DSI under those contracts listed on Schedule 1 attached hereto); the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

       1.3. Prior to and from and after the Effective Date, the Constituent Corporations shall take all such actions as shall be necessary or appropriate in order to effectuate the merger. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other actions are necessary, appropriate, or desirable to vest in the Surviving Corporation, according to the terms hereof, the title to any property or rights of DSI, the last acting officers of DSI, or the corresponding officers of the Surviving Corporation, shall and will execute and make all such proper assignments and assurances and take all action necessary and proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

                                   Section 2

                             Terms of Transaction

       Upon the Effective Date:

       (a) Given the sole ownership of USA and Logility by ASI, ASI deems it advisable that each share of DSI Common Stock issued and outstanding immediately prior to the Effective Date (all of which are owned by USA) shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be cancelled rather than converted into shares of Logility common stock so that sole ownership of Logility remains in ASI, as parent of both USA and Logility.

       (b) Each share of Logility Common Stock outstanding and owned of record by the ASI immediately prior to the Effective Date shall continue to represent one issued share of Common Stock of Logility, the Surviving Corporation.

                                   Section 3

                            Directors and Officers

       The persons who are directors and officers of Logility immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.

                                   Section 4

                     Articles of Incorporation and Bylaws

       4.1. From and after the Effective Date, the Articles of Incorporation of Logility, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended, or repealed as therein provided or as provided by law.

       4.2. From and after the Effective Date, the bylaws of Logility, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended, or repealed as therein provided or as provided by law.

                                   Section 5

                 Shareholder Approval; Effectiveness of Merger

       This Agreement is hereby submitted for approval to each of ASI and USA, as the sole shareholders of each of Logility and DSI, respectively, as provided by the Code. Subject to the requisite consent of ASI and USA, a Certificate of Merger incorporating the terms of this Agreement, shall be filed and recorded in accordance with the laws of the State of Georgia as soon as practicable after the approval by ASI and USA. The Board of Directors and the officers of the Constituent Corporations are authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for. The merger shall become effective on the date on which a Certificate of Merger referencing this Agreement is filed by the Secretary of State of Georgia (said date is herein referred to as the "Effective Date").

                                   Section 6

                                 Miscellaneous

       6.1. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

       6.2. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Georgia.


       IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.

                                       LOGILITY, INC.

                                       By:   /s/
                                           -------------------------------

                                       Its:
                                           -------------------------------

                                       Attest:
                                              ----------------------------

                                       Its:
                                           -------------------------------

                                                  [SEAL]



                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                       DISTRIBUTION SCIENCES, INC.

                                       By:  /s/
                                           -------------------------------

                                       Its:
                                           -------------------------------

                                       Attest:
                                              ----------------------------

                                       Its:
                                           -------------------------------

                                                [SEAL]


Approved and Consented to by:

American Software, Inc. as sole shareholder of Logility, Inc.

By:   /s/
    ---------------------------------

Its:
    ---------------------------------

Attest:
        -----------------------------

Its:
    ---------------------------------

              [SEAL]


American Software USA, Inc. as sole shareholder of Distribution Sciences, Inc.

By:   /s/
    ---------------------------------

Its:
    ---------------------------------

Attest:
        -----------------------------

Its:
    ---------------------------------

              [SEAL]